Directors' and key management remuneration	12 Months Ended
Dec. 31, 2025
Directors' and key management remuneration
Directors' and key management remuneration

30 Directors' and key management remuneration

Directors and key management are remunerated for services rendered in the period. The executive directors may participate in the company's long-term incentive plans, executive share option and Sharesave schemes and details of their interests in the company's shares arising from their participation are given in the Directors' remuneration report. Details of the remuneration received by each director are also given in the Directors' remuneration report.

Key management comprises members of the NatWest Group plc and NWH Ltd Boards, members of the NatWest Group plc and NWH Ltd Executive Committees, and the Chief Executives of NatWest Markets Plc and RBS International (Holdings) Limited. This is on the basis that these individuals have been identified as Persons Discharging Managerial Responsibilities of NatWest Group plc under the new governance structure.

	2025	2024
Directors' remuneration	£000	£000
Non-executive directors emoluments	1,638	1,547
Chair and executive directors emoluments	7,519	6,425
	9,157	7,972
Amounts receivable under long-term incentive plans and share option plans	3,279	1,471
Total	12,436	9,443

Compensation of key management

The aggregate remuneration of directors and other members of key management during the year was as follows:

	2025	2024
	£000	£000
Short-term benefits	23,380	20,862
Post-employment benefits	683	643
Share-based payments	10,801	5,624
	34,864	27,129

Short term benefits include benefits expected to be settled wholly within twelve months of balance sheet date. Post-employment benefits include defined benefit contributions for active members and pension funding to support contributions to the defined contribution schemes. Share-based payments include awards vested under rewards schemes.